SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.    20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

April 12, 2007

THE EXPLORATION COMPANY OF DELAWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9120	84-0793089
(State of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

777 E. Sonterra Blvd., Suite 350
San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

(210) 496-5300
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ྑ     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ྑ     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ྑ     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ྑ     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03:  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In accordance with new rules promulgated by the NASDAQ Stock Market (“NASDAQ”), all companies with securities listed on NASDAQ must be eligible to participate in the Direct Registration System, which requires that shareholders be able to hold their shares of the Company’s stock in book-entry form without the need for a paper certificate.

On April 12, 2007, to comply with this new rule the Registrant's Board of Directors approved an amendment and restatement of Article VII, Sections 1, 4 and 5 of the Company's Amended and Restated Bylaws (the "Bylaws") to allow the Company to electronically issue uncertificated shares.  The amendment is effective immediately. Previously, the Bylaws required that all shares of capital stock of the Registrant be represented by certificates. A copy of the amended and restated section of the Bylaws is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 9.01:  Financial Statements and Exhibits

Exhibit Number	Description

3.1	Amendment to the Registrant's Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 16, 2007

THE EXPLORATION COMPANY OF DELAWARE, INC.

/s/ P. Mark Stark
P. Mark Stark
Chief Financial Officer
(Principal Accounting and Financial Officer)